Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The Company’s effective income tax rate was 0% for the nine months ended September 30, 2021 and 2020. The variance from the U.S. federal statutory rate of 21% for the nine months ended September 30, 2021 and 2020 was primarily attributable to a change in the Company’s valuation allowance. The Company’s income tax provision is impacted by a valuation allowance on the Company’s net deferred tax assets, net of reversing taxable temporary differences and considering future annual limitations on net operating loss carryforward utilization enacted by
U.S. tax reform legislation. The Company maintains a valuation allowance on its net deferred tax assets for all periods presented as the Company cannot be certain that future taxable income will be sufficient to realize its deferred tax assets.
Valuation allowances are provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all the recorded deferred tax assets will not be realized in future periods. In addition, there was no income tax expense recognized for the nine months ended September 30, 2021 and 2020.

12. Income Taxes
For the years ended December 31, 2020 and 2019, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At December 31, 2020, the Company had approximately $7,173 thousand of federal and state net operating losses. At December 31, 2019, the Company had approximately $1,370 thousand of federal and state net operating losses. These net operating loss carryforwards can be carried forward by the Company indefinitely.
The components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	For the year ended December 31,
	2020	2019
Currently reportable expense
Federal	$—	$—
State	—	—

	—	—
Deferred benefit:
Federal	1,841	288
State	591	92

	2,432	380
Less valuation allowance	(2,432)	(380)

Total provision for income tax expense	$—	$—

	As of December, 31
	2020	2019
Gross deferred tax assets arising from:
Net operating loss carryforwards	1,990	$380
ASC 842 right-of-use asset and liability	979	—

	2,969	$380
Deferred tax liabilities arising from:
Depreciation	(156)	—

Net deferred tax assets before valuation allowance	2,813	$380
Less valuation allowance	(2,813)	(380)

Net deferred tax assets	$—	$—

For financial reporting purposes, the Company has incurred a loss in each period since its inception. Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2020 and 2019.
The Company’s income tax returns and the amount of income or loss reported are subject to examination by the respective taxing authorities. If such examinations result in changes to the profits or losses, the tax liabilities of the Company could be changed accordingly.